UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2026

Nakamoto Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42103	84-3829824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 10th Ave South, Nashville, TN	37203
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 676-8668

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	NAKA	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase shares of Common Stock, par value $0.001 per share	NAKAW	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 26, 2026, Nakamoto Inc., a Delaware corporation (“Nakamoto”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the previously announced transactions contemplated by (i) the Agreement and Plan of Merger by and among Nakamoto, BTC Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Nakamoto (“BTC Merger Sub”), BTC Inc., a Delaware corporation (“BTC”), and the stockholder representative party thereto pursuant to which BTC Merger Sub merged with and into BTC, with BTC surviving the merger as a wholly-owned subsidiary of Nakamoto (the “BTC Merger”) and (ii) the Agreement and Plan of Merger by and among Nakamoto, UTXO GP Merger Sub, LLC, a Tennessee limited liability company and a wholly-owned subsidiary of Nakamoto (“UTXO Merger Sub”), UTXO Management GP, LLC, a Tennessee limited liability company (“UTXO”), David Bailey, in his individual capacity, Tyler Evans, in his individual capacity, and the equityholder representative party thereto pursuant to which UTXO Merger Sub merged with and into UTXO, with UTXO surviving the merger as a wholly-owned subsidiary of Nakamoto (the “UTXO Merger”, and together with the BTC Merger, the “Mergers”).

This Amendment No. 1 (the “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K to include the (i) audited consolidated financial statements of BTC, as of and for the years ended December 31, 2025 and 2024, (ii) audited consolidated financial statements of UTXO, as of and for the years ended December 31, 2025 and 2024, (iii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTC as of and for the years ended December 31, 2025 and 2024, (iv) Management’s Discussion and Analysis of Financial Condition and Results of Operations of UTXO as of and for the years ended December 31, 2025 and 2024, and (v) unaudited pro forma condensed combined financial information of Nakamoto, BTC, and UTXO as of and for the year ended December 31, 2025, giving effect to the Mergers. This Amendment does not otherwise update, modify, or amend the Initial 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of BTC as of and for the years ended December 31, 2025 and 2024, and the related notes thereto, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

The audited consolidated financial statements of UTXO as of and for the years ended December 31, 2025 and 2024, and the related notes thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTC as of and for the years ended December 31, 2025 and 2024 is filed as Exhibit 99.3 to this Amendment and is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of UTXO as of and for the years ended December 31, 2025 and 2024 is filed as Exhibit 99.4 to this Amendment and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of Nakamoto, BTC, and UTXO as of and for the year ended December 31, 2025, giving effect to the Mergers, is filed as Exhibit 99.5 to this Amendment and is incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
23.1	Consent of Wolf & Company, P.C. independent auditor of BTC Inc.
23.2	Consent of Wolf & Company, P.C. independent auditor of UTXO Management GP, LLC.
99.1	Audited consolidated financial statements of BTC Inc., as of and for the years ended December 31, 2025 and 2024.
99.2	Audited financial statements of UTXO Management GP, LLC, as of and for the years ended December 31, 2025 and 2024.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of BTC Inc. as of and for the years ended December 31, 2025 and 2024.
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of UTXO Management GP, LLC as of and for the years ended December 31, 2025 and 2024.
99.5	Unaudited Pro Forma Condensed Combined Financial Information of Nakamoto Inc., BTC Inc., and UTXO Management GP, LLC as of and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nakamoto Inc.

Date: April 7, 2026	By:	/s/ Teresa Gendron
	Name:	Teresa Gendron
	Title:	Chief Financial Officer